Exhibit 10.8

EXECUTION COPY

SECURITY AGREEMENT

This SECURITY AGREEMENT, (this “Security Agreement”) is dated as of February 22, 2011, by and among Jennifer Convertibles, Inc. and each of its subsidiaries, other than Hartsdale Convertibles, Inc.  (each, a “Grantor” and collectively, the “Grantors”) and Haining Mengnu Group Co. Ltd. (“Mengnu”).

W I T N E S S E T H

WHEREAS, on July 18, 2010 (the “Petition Date”), Jennifer Convertibles, Inc. and each of its undersigned subsidiaries (collectively, the “Debtors”) filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) voluntary petitions for relief under chapter 11 of the Bankruptcy Code.  Since the Petition Date, the Debtors have continued to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  No trustee or examiner has been appointed in these cases;

WHEREAS, on January 24, 2011, the Debtors filed the Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors (as amended, supplemented or otherwise modified from time to time, the “Plan”);

WHEREAS, on February 8, 2011, the United States Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”);

WHEREAS, the Plan became effective on February 22, 2011;

WHEREAS, pursuant to the Plan, the Debtors are required to issue the Tranche B Note (the “Note”) and execute this Security Agreement;

WHEREAS, the Note is being issued to and is payable to the order of Mengnu in respect of Mengnu 503(b)(9) Claim; and

WHEREAS, the Grantors desire to execute this Security Agreement to satisfy their obligations under the Plan.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           DEFINED TERMS.  (a) All capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.  All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meaning provided for by Article 9 of the Uniform Commercial Code as adopted in the State of New York (the “Code”).

(b)           For purposes of this Security Agreement, the following terms shall have the following meanings:

“Assets” means all assets of the Grantors other than the Inventory, whether tangible or intangible, including, but not limited to, leases, Executory Contracts, accounts receivable, equipment, customer lists, real property, non-real property, and intellectual property.

“Business Day” means any day other than (a) a Saturday or Sunday and (b) a public or bank holiday in New York City.

“Cash” or “$” means the lawful currency of the United States of America and its equivalents.

“Chapter 11 Cases” or “Cases” means the jointly administered chapter 11 cases of the Debtors, Case No. 10-13779 (ALG), entitled In re Jennifer Convertibles, Inc., pending in the Bankruptcy Court.

“Collateral” means the “Inventory” and the “ Assets” as those terms are defined herein.

“Debtors” means (i) Jennifer Convertibles, Inc.; (ii) Jennifer Convertibles Boylston MA, Inc.; (iii) Jennifer Chicago Ltd.; (iv) Elegant Living Management, Ltd.; (v) Hartsdale Convertibles, Inc.; (vi) Jennifer Management III Corp.; (vii) Jennifer Purchasing Corp.; (viii) Jennifer Management II Corp.; (ix) Jennifer Management V Ltd.; (x) Jennifer Convertibles Natick, Inc.; (xi) Nicole Convertibles, Inc.; (xii) Washington Heights Convertibles, Inc., as Debtors and Debtors in Possession in the Chapter 11 Cases.

“Disclosure Statement” means the disclosure statement dated November 19, 2010, related to the Plan as such disclosure statement may be amended, modified or supplemented from time to time, and all exhibits and schedules annexed thereto, as approved by the Bankruptcy Court pursuant to Section 1125 of the Bankruptcy Code.

“Event(s) of Default” shall have the meaning ascribed to it in Section 7 hereof.

“Financing Statements” means all filings necessary to perfect the security interest created hereby.

“Inventory” means all of the Grantors’ now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, including, without limitation, all returned goods, raw materials, work-in-process, finished goods, other materials and supplies of any kind, nature or description with are used or consumed in the Grantors’ business and all documents of title or other documents representing them.

“Litigation Trust” means the Jennifer Convertibles Litigation Trust.

“Mengnu” means Haining Mengnu Group Co. Ltd.

“Mengnu Notes” means (i) the Tranche B Note, dated February 22, 2011, issued by the Grantors in favor of Mengnu, (ii) the Tranche D Note, dated February 22, 2011, issued by the Grantors in favor of Mengnu, and (iii) the Tranche E Note, dated February 22, 2011, issued by the Debtors in favor of Mengnu.

“Obligation(s)” means (i) all amounts owing or to become owing by the Grantors to the Secured Party on account of the Note and Security Agreement, (ii) the repayment of any amounts that the Secured Party may advance or spend for the maintenance or preservation of the Collateral, (iii) expenses of collection and enforcement including attorney’s fees (to the extent permitted by applicable law) and (iv) any interest due or to become due on any amounts referred to in clause (i), (ii) or (iii) immediately preceding.

“Parties” shall mean the Grantors and Mengnu.

“Plan” shall mean the Second Amended Joint Chapter 11 Plan of Reorganization for Jennifer Convertibles, Inc. and its Affiliated Debtors, dated January 24, 2011 (together with any schedules and exhibits, Plan Supplements, as may be amended, supplemented or otherwise modified from time to time).

“Plan Supplements” means (if any) such exhibits, documents, lists or schedules not filed with the Plan but as may be filed in connection therewith, either in draft or final form on or before January 14, 2011, and in final form prior to the date of the Confirmation Order, or such other date as the Bankruptcy Court may establish.

 “Secured Exit Credit Agreement” means that certain Secured Exit Credit Agreement, dated as of February 22, 2011, among Mengnu and Jennifer Convertibles, Inc. and its affiliated entities.

“Unsecured Creditors” shall mean the unsecured creditors of the Debtors who are classified in class 3 of the Plan.

“Unsecured Creditors Notes”means (i) the Tranche A Note, dated February 22, 2011, issued by the Grantors in favor of the Unsecured Creditors, (ii) the Tranche C Note, dated February 22, 2011, issued by the Grantors in favor of the Unsecured Creditors.

“Unsecured Creditors Security Agreement” means that certain Security Agreement, dated as of February 22, 2011, by and among the Grantors and the Unsecured Creditors.

2.           GRANT OF LIEN AND SECURITY INTEREST.

To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantors hereby grant, assign, convey, mortgage, pledge, hypothecate and transfer to the Secured Party (i) a first priority Lien and security interest in the  Assets, and (ii) a junior Lien on all Inventory, subordinated to the Liens granted in connection with the Tranche A Note and Tranche C Note.

3.           LIMITATION ON SECURED PARTY’S OBLIGATIONS.

It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, Grantors shall remain liable under each of their contracts relating to the Collateral and observe and perform all conditions and obligations to be observed and performed by them thereunder.  The Secured Party shall not have any obligation or liability under any such contracts by reason of or arising out of this Security Agreement or the granting herein of Liens or security interests in the Collateral or the receipt of any payment relating to the Collateral.  The Secured Party shall not be required or obligated in any manner to perform or fulfill any of the obligations of the Grantors under or pursuant to any contracts, or to make any payments under any of the Grantors’ contracts.

4.           REPRESENTATIONS AND WARRANTIES.

Grantors represent and warrant that as of the date hereof:

(a)           Grantors are the sole owners of each item of the Collateral upon which they purport to grant Liens and security interests hereunder, and have good and valid title thereto free and clear of any and Liens other than the Liens granted in this Security Agreement, the Liens granted to the Trust in respect of the Unsecured Creditors Notes and the Liens granted to Mengnu in respect of the Mengnu Notes.

(b)           No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office.

(c)           Except as otherwise agreed to by Mengnu, this Security Agreement is effective to create a valid and continuing first priority and perfected (upon the filing of appropriate financing statements if necessary) Lien on the Assets.  Such Lien is enforceable against any and all creditors and purchasers of Grantors (other than purchasers of Collateral in the ordinary course of business).  All action by Grantors necessary or desirable to protect and perfect such Lien on each item of the Asstes has been duly taken.

(d)           This Security Agreement is effective to create and valid and junior Lien on all Inventory with respect to which a Lien may be perfected by filing pursuant to the Code.  Such Lien is subordinated to the Liens granted by the Grantors in connection with the Tranche A Note and Tranche C Note.

(e)           The Grantors’ exact legal names and states of creation are as set forth in Exhibit A attached hereto.  The Grantors are valid and duly existing corporations.

(f)           Until all Obligations have been paid in full, unless the Secured Party shall give its express prior written consent, the Grantors: (i) will preserve their corporate existence and will not, in one transaction or a series of related transactions, sell all or substantially all of their assets, (ii) will not sell, assign, exchange, lend, or otherwise transfer any Collateral or interest therein other than in their ordinary course of business and (iii) except as otherwise agreed to by Mengnu, will not create or cause to exist any security interest in or Lien on any of the Collateral or any interest therein, other than the Liens granted in respect of the Tranche A Note and Tranche C Note, which Liens have senior priority over the Liens granted by this Security Agreement, and other than carriers’, warehousemen’s and similar Liens arising in the ordinary course of business and which secure obligations that are not delinquent.

(g)           There are no legal, administrative, or other proceeding pending or threatened against them, other than those disclosed in the Disclosure Statement and Plan, which relate to the Collateral, the grant of a security interest hereunder, or continued corporate existence of the Grantors, nor do the Grantors know of any basis for the assertion of any such claim.  The Grantors shall, at their own expense, take any and all actions necessary or desirable to preserve, protect, and defend the security interest of the Secured Party in the Collateral and the perfection and priority thereof against any and all adverse claims, including appearing in and defending all actions and proceedings which purport to affect any of the foregoing all at their own expense.

(h)           The Grantors shall pay all Obligations pursuant to the terms and conditions imposed by the Note.

(i)           The Grantors will use commercially reasonable efforts to keep the Collateral in good order and repair and will pay all taxes, assessments, or charges which may be levied or assessed against the same before they become delinquent.  In the event of their failure to comply with the foregoing, any amounts expended by the Secured Party as it, in its reasonable discretion, may deem necessary to repair the Collateral or to pay any and all taxes, assessments, and charges to be discharged, shall be considered an Obligation which is secured by this Security Agreement.

(j)           The Grantors shall, at their own expense and within commercial reason, keep the Collateral insured against potential damage, with the exception of Collateral located in the Grantors’ showrooms and stores.  Such insurance shall not be permitted to lapse without Grantors or the insurer giving to the Secured Party fifteen (15) days’ prior written notice.  Should the Grantors fail to procure or provide evidence of said insurance, the Secured Party may procure same, and the cost thereof shall be considered an Obligation.

(k)           The Grantors shall keep complete and accurate records of their business, including those pertaining to their inventory and the Collateral. The Collateral is located at the Grantors’ current place(s) of business.  No Collateral is now, or shall at any time or times hereafter be stored at any other location without the Secured Party’s prior consent, which consent shall not be unreasonably withheld.

(l)           The Grantors shall notify the Secured Party in writing within five (5) business days of the occurrence of (i) an Event of Default or of the occurrence of an event which with notice or lapse of time, or both, would constitute an Event of Default, or (ii) any event which adversely and materially affects the value of the Collateral, the ability of the Grantors or Secured Party to dispose of the Collateral, or the rights and remedies of Secured Party in relation thereto.

5.           COVENANTS.  Grantors covenant and agree that from and after the date of this Security Agreement and until all Obligations have been indefeasibly paid in full:

(a)           Further Assurances.  At any time and from time to time, upon the written request and at the sole expenses of Grantors, Grantors shall promptly and duly execute and deliver any and all such further instruments and documents and shall take such further actions as the Secured Party may deem reasonably necessary to obtain the full benefit of this Security Agreement and of the rights and powers herein granted, including filing any financing or continuation statements under the Code with respect to the Liens granted hereunder.  Grantors also hereby authorize the Secured Party to file any such financing or continuation statements without the signature of the Grantors to the extent permitted by applicable law.

(b)           Limitation on Liens on Collateral.  Unless otherwise agreed to by Mengnu, Grantors will not create, permit or suffer to exist, and will defend the Collateral against, and take such other actions as in necessary to remove, any Lien on the Collateral except the senior priority Liens granted in connection with the Tranche A Note and Tranche C Note, and will defend the right, title and interest of the Secured Party in and to any of Grantors’ rights under the Collateral against the claims and demands of all persons whomsoever.  Nothing herein shall restrict the Grantors’ ability to encumber the Collateral with Liens junior to those of the Secured Party, provided that the Grantors shall enter into a subordination agreement with the proposed secured party in respect of those junior Liens.

(c)           Limitations on Disposition.  Grantors will not sell, lease, transfer or otherwise dispose of any of the Collateral or attempt to contract to do so except in the ordinary course of business of the Grantors.

(d)           Further Identification of Collateral.  Grantors will, if so requested by the Secured Party, (i) furnish to the Secured Party such statement and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, and (ii) allow the Secured Party to enter the premises of the Grantors to perform reasonable inventory inspections and audits of books and records during regular business hours.  Prior to exercising its rights under this subsection (d), the Secured Party shall sign a non-disclosure agreement, as provided by the Grantors.  The Secured Party may not exercise any rights under this subsection (d) more than one (1) time in six (6) months.

6.           SECURED PARTY’S APPOINTMENT AS ATTORNEY-IN-FACT.

Grantors hereby constitute and appoint the Secured Party as their true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantors or otherwise) to take any actions the Secured Party deems necessary to protect the Secured Party’s interests in the Collateral.  Such power of attorney shall not impose any duty upon the Secured Party to exercise any such powers.  The Secured Party agrees that (a) it shall not exercise any power or authority granted under this power of attorney unless an Event of Default has occurred and is continuing, and (b) it shall account for any moneys received in respect of any foreclosure on or disposition of Collateral pursuant to this power of attorney; provided that the Secured Party shall have no duty as to any Collateral and shall be accountable only for amounts actually received as a result of the exercise of such powers.  None of the Secured Party or any of its agents or representatives shall be responsible to Grantors for any act or failure to act under this power of attorney or otherwise, except in respect of damages attributable solely to their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction, nor for any punitive, exemplary, indirect or consequential damages.

7.           EVENTS OF DEFAULT.

The occurrence of any of the following, for any reasons whatsoever, whether such occurrence shall, on the part of the Grantors, be voluntary or involuntary, shall constitute an Event of Default hereunder:

(a)          (i) Any failure by the Grantors to make a principal or interest payment under the Note (a “Payment Default”), (ii) other than a Payment Default, the Grantors’ material breach of any terms of the Note and Security Agreements pertaining thereto, other than those set forth in subsections (b), (c) and (d) below or therein,  or (iii) a material liquidation or transfer of the Grantors’ assets ((ii) and (iii) shall hereinafter individually be referred to as a “General Default”). A Payment Default or General Default on the Note shall not be an Event of Default hereunder unless the conditions for exercising remedies upon default in such Note have been fulfilled;

(b)          If the Grantors dissolve, suspend, or discontinue doing business, become insolvent, make an assignment for the benefit of creditors, liquidate all or substantially all of their assets, or make or send notice of a bulk transfer of all or substantially all of their assets;

(c)          With the exception of the Debtors’ Chapter 11 Cases, a case or proceeding under the bankruptcy laws of the Unites States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any of the Grantors and such petition is not dismissed within thirty (30) days after the date of the filing; and

(d)          With the exception of the Debtors’ Chapter 11 Cases, a case or proceeding under the bankruptcy laws of the Unites States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by the any of the Grantors ((b), (c) and (d) shall hereinafter be referred to as a “Liquidation Default”).

(e)          any default under any of (i) the Unsecured Creditors Notes, (ii) the Unsecured Creditors Security Agreement, or (iii) the Secured Exit Credit Agreement, which has not been cured during the applicable cure period thereunder or otherwise waived.

8.           NOTICES.

Upon the occurrence of an Event of Default under Section 7 of this Security Agreement, Mengnu shall furnish the Grantors with notice of the occurrence of such Event of Default (a “Notice of Default”).  All notices required under this Security Agreement shall be made in writing, addressed as set forth below may be personally served, telecopied, sent by overnight courier service or U.S. mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 5:00 p.m. (eastern time); (c) if delivered by overnight courier, one (1) business day after delivery to the courier properly addressed; or (d) if delivered by U.S. mail, four (4) business days after deposit with postage prepaid and properly addressed.

If to Grantors:

Jennifer Convertibles, Inc.
417 Crossways Park Drive
Woodbury, N.Y. 11797
Attn:           Rami Abada
Tel:  (516) 496-1900
Fax:  (516) 496-0008

If to the Secured Party:

James Jiang
c/o  King & Wood, LLC
444 Madison Avenue, 42nd Floor
New York, NY 10022
Tel:   (212) 319-4755
Fax:  (212) 421-1101

9.           CURE PERIOD.

Upon a Notice of Default that is given with respect to a Payment Default, the Grantors shall have five (5) Business Days thereafter to cure the Payment Default before Mengnu may exercise any remedies.  Upon a Notice of Default that is given with respect to a General Default, the Grantors shall have thirty (30) days thereafter to cure the General Default before Mengnu may exercise any remedies.  The Secured Party may immediately exercise its remedies with respect to a Liquidation Default upon providing Notice of Default to the Grantors pursuant to Section 8 of this Security Agreement.

10.           REMEDIES UPON DEFAULT.

(a)           Upon the occurrence of any Event of Default that, after proper Notice of Default (if applicable) was served, was not cured as provided in Section 9 above, the Secured Party shall have and may pursue all of the rights and remedies of a secured party as provided in the Uniform Commercial Code or otherwise available to it at law or in equity to collect, enforce or satisfy any Obligations then owing, whether by acceleration or otherwise.

(b)           Without limiting the foregoing, Grantors expressly agree that in any such event the Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except notices of time and place of public sale or private sale) to or upon the Grantors (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law) shall have the right to pursue any of the following remedies separately, successively or simultaneously: (i) take possession of all or any of the Collateral if not in its possession wherever found, and for that purpose the Secured Party may enter the premises of the Grantors where any Collateral is located through self-help to obtain possession of the Collateral without first obtaining any court order or giving Grantors or any other person notice and an opportunity for a hearing and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof; (ii) with or without taking possession, sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver said Collateral or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit in accordance with the Uniform Commercial Code; or (iii) deduct from the proceeds of sale of Collateral all unpaid Obligations, court costs, other expenses such as moving, storage, and repair of the Collateral, any expenses incurred for the preservation or renovation of the Collateral for purposes of sale as the Secured Party may be entitled to under the Uniform Commercial Code.

(c)           Grantors further agree, upon the Secured Party’s request, to assemble and make the Collateral available to the Secured Party at places which the Secured Party shall select, whether at Grantors’ premises or elsewhere.  Until the Secured Party is able to effect a sale, lease or other disposition of Collateral, the Secured Party shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Secured Party,  The Secured Party shall have no obligation to Grantors to maintain or preserve the rights of the Grantors as against third parties with respect to Collateral while Collateral is in the possession of the Secured Party.  The Secured Party may, if it so elects, seek appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Secured Parties’ remedies with respect to such appointment without prior notice or hearing as to such appointment.  To the maximum extent permitted by applicable law, Grantors waive all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral except such as may arise solely out of gross negligence or willful misconduct of the Secured Party as finally determined by a court of competent jurisdiction.  Grantors agree that ten (10) days prior notice by the Secured Party of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including attorneys’ fees or other expenses incurred by the Secured Party to collect such deficiency.

(d)           No delay or omission by the Secured Party to exercise any right or remedy upon any Event of Default shall impair any right or remedy or waive any default or operate as acquiescence to the Event of Default or affect any subsequent default or Event of Default of the same or a different nature.  The Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale.  For the purpose of enabling the Secured Party to exercise its rights and remedies hereunder (including, without limitation, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell otherwise dispose of Collateral) the Grantors hereby grant the Secured Party a fully paid-up, irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantors) to use, license or sublicense any of the Grantors’ intellectual property to sell or otherwise dispose of any Collateral.

(e)           The Secured Party may comply with any applicable legal requirements in connection with the sale or other disposition of Collateral and such compliance will not be considered to affect adversely the commercial reasonableness of any sale or other disposition of Collateral.  The Secured Party may sell the Collateral without any warranties and may specifically disclaim any warranties to the extent permitted by law and this procedure shall not be considered to affect adversely the commercial reasonableness of any sale or other disposition of Collateral.  If the Secured Party sells any of the Collateral on credit, the Grantor will be credited only with payments actually made by the purchaser and received by the Secured Party and applied to the satisfaction of Obligations.  In the event the Secured Party purchases any of the Collateral being sold, the Secured Party may pay for the Collateral by crediting some or all of the Obligations to the extent permitted by applicable law.  The Secured Party shall have no obligation to marshal any assets in favor of the Grantors or against or in payment of any of the Obligations or any other obligation owed to the Secured Party by the Grantors or any other person.

(f)           The Secured Party has no obligation to attempt to satisfy the Obligations by collecting them from any other party, and the Secured Party may release, modify or waive any Collateral provided by any other person to secure any of the Obligations, all without affecting the Secured Party’s rights or remedies against the Grantors.  The Grantors waives to the extent permitted by applicable law any rights it may have to require the Secured Party to pursue any third person for any of the Obligations.

(g)           Except as otherwise specifically provided herein, Grantors hereby waive presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

11.           REINSTATEMENT.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantors for liquidation or reorganization, should Grantors become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any of Grantors’ assets, and shall continue to be effective or reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidance preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12.           LIABILITY AND INDEMNIFICATION.  The Secured Party shall not be liable to the Grantors for any act or omission, including, without limitation, any act by or negligence of the Secured Party or any of its officers, directors, controlling persons, employees, agents or attorneys unless such conduct by the Secured Party shall be finally proven in a court of competent jurisdiction to constitute an act in gross negligence or willful misconduct.  The Grantors shall indemnify and hold harmless the Secured Party for any liability of any kind or nature that the Secured Party or any of its officers, directors, controlling persons, employees, agents or attorneys may suffer or incur in connection with this Security Agreement or the exercise or non-exercise of any right or remedy hereunder, including, without limitation, any action, suit, proceeding, claim, demand, penalty, tax or other governmental assessment unless it shall be finally proven in a court of competent jurisdiction that the same constituted an act by the Secured Party in gross negligence or willful misconduct.

13.           NO WAIVER; CUMULATIVE REMEDIES.  No failure on the part of the Secured Party to exercise, and no delay in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power.  No waiver by the Secured Party shall be valid unless in writing, signed by the Secured Party and then only to the extent set forth therein.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any right and remedies provided by law.  None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party and Grantors.

14.           CHOICE OF LAW AND VENUE.  In all respects, including all matters of construction, validity and performance, this Security Agreement and the obligations arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and performed in that state except to the extent that the Code requires the application of the law of another state.  The Grantors hereby waive any and all rights to trial by jury in any action brought to enforce this Security Agreement or any amendment thereto or any action brought to enforce payment of any Obligations owing to the Secured Party.  Grantors hereby consent and agree to the non-exclusive jurisdiction of the Bankruptcy Court to hear and determine any claims or disputed between the Grantors and the Secured Party, provided, that nothing in this Security Agreement shall be deemed to operate to preclude the Secured Party from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral.  Grantors expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and Grantors hereby waive any objection which they may have based upon lack of personal jurisdiction or improper venue.  Grantors hereby waive personal service of the summons, complaints and other process issued in any such action or suit and agrees that service of such summons, complaints and other process may be made by registered or certified mail addressed to Grantors at the address set forth herein.

15.           BINDING OBLIGATIONS, ASSIGNMENT.  All covenants, agreements, representations and warranties made herein and in the Note shall continue in full force and effect so long as any of the Obligations under the Note and this Security Agreement are outstanding.  The rights and Obligations of the Grantors and the Secured Party shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the Parties.  The rights and Obligations under this Security Agreement may not be assigned by the Grantors to any other party without the express prior written consent of the Secured Party, and any attempted assignment in violation of this provision shall be void.  The Secured Party may assign its rights and interests under this Security Agreement, and may assign the Note, and if an assignment is made by the Secured Party, the Grantors shall render performance under this Security Agreement  and the Note to the assignee.  The Grantors waive and agree that they will not assert against any assignee any claims, defenses or set-offs which the Grantors could assert against the Secured Party except defenses which pursuant to applicable law cannot be waived.

16.           SAVINGS CLAUSE.  Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law.  In case any provision of this Security Agreement or the Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Security Agreement and Note will not in any way be affected or impaired thereby.

17.           FEES.           If any legal action, arbitration or other proceeding is brought by Mengnu to enforce this Security Agreement or the Note, then Mengnu will be entitled to recover, from the Grantors, any attorneys’ fees and other costs incurred in such action, arbitration or proceeding and such amounts shall constitute Obligations hereunder.

18.           NO IMPAIRMENT.  The Grantors will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Grantors, but will at all times in good faith assist in the carrying out of all the provisions of this Security Agreement and the Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Mengnu against impairment.

19.           MODIFICATIONS, AMENDMENTS.  This Security Agreement may not be modified or amended except by a written instrument signed by the Grantors and Mengnu.

20.           SATURDAYS, SUNDAYS, OR LEGAL HOLIDAYS.  If any payment or act under this Security Agreement is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, and shall be deemed to have been completed as of the required date.

21.           COUNTERPARTS.  This Security Agreement may be executed in any number of separate counterparts, each of which shall be collectively and separately constitute one and the same agreement.

22.           MISCELLANEOUS.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Security Agreement.  The Security Agreement and the Note, including all documents incorporated by reference, expresses the entire understanding of the Parties and cancels and supersedes any previous agreements, understandings, or representations between the Parties related to the subject matter hereof.

23.           NO STRICT CONSTRUCTION.  The Parties hereto have participated jointly in the negotiation and drafting of this Security Agreement.  In the event of any ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Security Agreement.

24.           ADVICE OF COUNSEL.  Each of the Parties represents to each other Party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 14, with its counsel.

25.           INTER-CREDITOR AGREEMENT. This Agreement is subject to that certain subordination and intercreditor agreement by and between Mengnu (as defined therein) and the Jennifer Convertibles Litigation Trust, dated February 22, 2011.

[signature pages to follow]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer or representative as of the date first set forth above.

JENNIFER CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER CONVERTIBLES BOYLSTON MA, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

ELEGANT LIVING-MANAGEMENT, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT III, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER PURCHASING CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT II CORP.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

JENNIFER MANAGEMENT V, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NATICK CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

NICOLE CONVERTIBLES, LTD.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:	/s/ Rami Abada
	Name:	Rami Abada
	Title:	President

HAINING MENGNU GROUP CO. LTD.

By:	/s/ James Jiang
	Name:	James Jiang
	Title:	Director

SCHEDULE A

Legal Name of Grantors		State of Creation

1.	Jennifer Convertibles, Inc.	Delaware
2.	Jennifer Convertibles Boylston MA, Inc.	Massachusetts
3.	Elegant Living-Management, Ltd.	Delaware
4.	Jennifer Management III, Ltd.	Delaware
5.	Jennifer Purchasing Corp.	Delaware
6.	Jennifer Management II Corp.	Delaware
7.	Jennifer Management V, Ltd.	Delaware
8.	Natick Convertibles, Inc.	Massachusetts
9.	Nicole Convertibles, Ltd.	New York
10.	Washington Heights Convertibles, Inc.	New York